UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 31, 2020
Date of Report (Date of earliest event reported)

ANWORTH MORTGAGE ASSET CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13709	52-2059785
(Commission File Number)	(IRS Employer Identification No.)

1299 Ocean Avenue, 2nd Floor, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 255-4493
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ANH	New York Stock Exchange
Series A Cumulative Preferred Stock, $0.01 Par Value	ANHPRA	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, $0.01 Par Value	ANHPRB	New York Stock Exchange
Series C Cumulative Redeemable Preferred Stock, $0.01 Par Value	ANHPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.03	Material Modification to Rights of Security Holders.

On December 31, 2020, Anworth Mortgage Asset Corporation (“Anworth”) announced that in accordance with the terms of Anworth’s 6.25% Series B Cumulative Convertible Preferred Stock (the “Series B Preferred Stock”), the conversion rate of the Series B Preferred Stock has increased from 6.1874 shares of Anworth’s common stock to 6.2176 shares of its common stock effective January 2, 2021.

As previously announced on December 16, 2020, the Board of Directors of Anworth declared a quarterly common stock dividend of $0.05 per share, which is payable on January 29, 2021 to holders of record of Anworth’s common stock as of the close of business on December 31, 2020.  When Anworth pays a cash dividend during any quarterly fiscal period to its holders of common stock in an amount that results in an annualized common stock dividend yield greater than 6.25% (the dividend yield on the Series B Preferred Stock), the conversion rate on the Series B Preferred Stock is adjusted based on a formula specified in the Articles Supplementary Establishing and Fixing the Rights and Preferences of the Series B Preferred Stock.  As a result of this dividend, the conversion rate of the Series B Preferred Stock has increased from 6.1874 shares of Anworth’s common stock to 6.2176 shares of its common stock effective January 2, 2021.

Item 8.01	Other Events.

On December 31, 2020, Anworth issued a press release (the “Press Release”) announcing that in accordance with the terms of Anworth’s 6.25% Series B Cumulative Convertible Preferred Stock (“Series B Preferred Stock”), the conversion rate of the Series B Preferred Stock has increased from 6.1874 shares of Anworth’s common stock to 6.2176 shares of its common stock effective January 2, 2021.

A copy of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

As discussed therein, the Press Release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions.  These forward-looking statements relate to Anworth’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in Anworth’s other documents filed with the U.S. Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.
(b)	Not Applicable.
(c)	Not Applicable.
(d)	Exhibits.
	Exhibit 99.1	Press Release dated December 31, 2020 announcing an increase to the conversion rate of Anworth’s 6.25% Series B Cumulative Convertible Preferred Stock effective January 2, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

Date: December 31, 2020	By:	/s/ Charles J. Siegel
Chief Financial Officer

EXHIBIT INDEX

Exhibit #	Description
99.1	Press Release dated December 31, 2020 announcing an increase to the conversion rate of Anworth’s 6.25% Series B Cumulative Convertible Preferred Stock effective January 2, 2021.

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